UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 3, 2008

Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	000-22433	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant཮s telephone number, including area code: (512) 427-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operation and Financial Condition.

Registrant is furnishing its press release dated March 3, 2008, which announced its financial results for the fourth quarter and twelve months ended December 31, 2007 and provided first quarter 2008 forecast. The text of that press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

With the filing of this report on Form 8-K and the issuance of the attached press release, we are also updating our corporate presentation, which can be found on our website at www.bexp3d.com. We caution you that the information provided in our corporate presentation is given as of March 3, 2008 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

Registrant is also furnishing its press release dated March 3, 2008, which provides operational update. The text of the press release is furnished as attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing its press release dated March 3, 2008, which provides operational update. The text of the press release is furnished as attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit 99.1 Press Release dated March 3, 2008.
(d)  Exhibit 99.2 Press Release dated March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY
Date: March 4, 2008
	By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr. Executive Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Item Number   Exhibit

99.1*	Press Release dated March 3, 2008.
99.2*	Press Release dated March 3, 2008.